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                       SUPPLEMENT DATED DECEMBER 15, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                          ----------------------------

This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 and later for certain variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Declaration Variable Annuity" and "Patriot Variable Annuity." We refer to these prospectuses as the "Product Prospectuses."

                          ----------------------------

 THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS SUPPLEMENT DATED DECEMBER 15, 2003 TO THE PROSPECTUS FOR THE JOHN HANCOCK VARIABLE SERIES TRUST I DATED MAY 1, 2003. BE SURE TO READ THAT MATERIAL BEFORE SELECTING THE CORRESPONDING VARIABLE
   INVESTMENT OPTIONS AVAILABLE UNDER YOUR VARIABLE LIFE INSURANCE POLICY OR
                           VARIABLE ANNUITY CONTRACT.

                          ----------------------------

                       AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each Product Prospectus is revised to show different managers for the underlying funds of the Growth & Income and Fundamental Growth variable investment options, as follows:

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:        UNDERLYING FUND MANAGED BY:
 ---------------------------        ---------------------------
 EQUITY OPTIONS:
  Growth & Income.................  Independence Investment LLC and T. Rowe
                                     Price Associates, Inc.
  Fundamental Growth..............  Independence Investment LLC
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VSTSUP-10 (12/03)
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